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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 19, 1997

                              WACHOVIA CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)

           NORTH CAROLINA             No. 1-9021            No. 56-1473727
           --------------             ----------            --------------
  (State or other jurisdiction of    (Commission            (IRS employer
           incorporation)            File Number)         Identification No.)

     100 NORTH MAIN STREET, WINSTON-SALEM, NC                    27101
     191 PEACHTREE STREET NE, ATLANTA, GA                        30303
     ------------------------------------                     -----------
     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:

                     WINSTON-SALEM         336-770-5000
                     ATLANTA               404-332-5000

                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)



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Item 5.     Other Events.
-------     -------------

On December 19, 1997, Wachovia Corporation announced three special charges in the fourth quarter of 1997. This current report on Form 8-K contains the text of the Press Release.

Item 7.     Financial Statements and Exhibits.
-------     ----------------------------------

     (c)    Exhibits.
            99.1 Press Release dated December 19, 1997 announcing the Special Charges.


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                                 Exhibit Index

99.1  Press Release dated December 19, 1997 announcing the Special Charges.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 1997

                                         WACHOVIA CORPORATION

                                         By:  /s/  Kenneth W. McAllister
                                         ---------------------------
                                         Name:  Kenneth W. McAllister
                                         Title: Senior Executive Vice President